Revenues	12 Months Ended
Dec. 31, 2018
Revenue Recognition [Abstract]
Revenues

Note 3. Revenues

Disaggregation of Revenues

The following table present the Company’s revenues disaggregated by geographical region (based on the Company's customers location) and revenue type for the years ended December 31, 2018, 2017 and 2016:

	Year ended December 31,
	2018	2017	2016
	(U.S. $ in thousands)
Americas
Products	$251,589	263,212	$257,547
Service	158,152	150,114	153,989
Total Americas	409,741	413,326	411,536

EMEA
Products	119,151	123,616	117,074
Service	28,011	24,663	20,850
Total EMEA	147,162	148,279	137,924

Asia Pacific
Products	85,764	87,458	104,410
Service	20,570	19,299	18,588
Total Asia Pacific	106,334	106,757	122,998

Total Revenues	$663,237	$668,362	$672,458

The following table present the Company’s revenues disaggregated based on the timing of revenue recognize for the years ended December 31, 2018, 2017 and 2016:

	Year ended December 31,
	2018	2017	2016
Revenues recognized in point in time from:
Products	$456,504	$474,286	$479,031
Services	130,973	120,531	120,603
Total revenues recognized in point in time	587,477	594,817	599,634

Revenues recognized over time from:
Services	75,760	73,545	72,824
Total revenues recognized over time	75,760	73,545	72,824

Total Revenues	$663,237	$668,362	$672,458

Contract Assets and Contract Liabilities

Contract assets are recorded when the Company's right to consideration is conditional on constraints other than the passage of time. The Company had no material contract assets as of December 31, 2018.

Contract liabilities include advance payments and billings in excess of revenue recognized, which are primarily related to advanced billings for service type warranty. Contract liabilities are presented under deferred revenues. The Company's deferred revenues as of December 31, 2018 and 2017 were as follows:

	December 31,	December 31,
	2018	2017
	U.S. $ in thousands
Deferred revenue*	72,387	68,108

*Includes $18.4 million and $15.2 million under long term deferred revenue in the Company's consolidated balance sheets as of December 31, 2018 and December 31, 2017, respectively.

Revenue recognized in 2018 that was included in deferred revenue balance as of January 1, 2018 was $49.9 million.

Remaining Performance Obligations

Remaining Performance Obligations ("RPO") represents contracted revenue that has not yet been recognized, which includes deferred revenue and amounts that will be invoiced and recognized as revenue in future periods. As of December 31, 2018 the total RPO amounted to $93.9 million. The Company expects to recognize $75.4 million of this RPO during the next 12 months, $12.5 million recognized over the subsequent 12 months and the remainder recognized thereafter.

Incremental Costs of Obtaining a Contract

Sales commissions earned mainly by the Company’s sales agents are considered incremental costs of obtaining a contract with a customer as the Company expects the benefit of those commissions to be longer than one year. The majority of the sales commissions are not subject to capitalization as the commission expense is recognized as the related revenue is recognized. Sales commissions for initial contracts related to the service type warranty are deferred and then amortized on a straight-line basis over the expected customer relationship period if the Company expects to recover those costs. The Company determined the period of benefit by taking into consideration customer contracts including renewals, the technology and other factors. Amortization expense is included in selling, general and administrative expenses in the consolidated statements of operations. The Company recorded the cumulative effect of deferred commission as an adjustment to the opening balance of retained earnings in an amount of $1.4 million. As of December 31, 2018, the deferred commission amounted to $3.1 million.